Exhibit 99.1 India’s Premier Renewable Energy Company For Further Inquiries Please Contact IR@renewpower.in Anunay.Shahi@renewpower.inExhibit 99.1 India’s Premier Renewable Energy Company For Further Inquiries Please Contact IR@renewpower.in Anunay.Shahi@renewpower.in

Disclaimer THIS PRESENTATION AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR solicitation or sale would be unlawful prior to registration or qualification under the securities laws of RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, any such state or jurisdiction, and nothing contained herein shall form the basis of any contract or DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM THE UNITED commitment whatsoever. The contents of this presentation have not been reviewed by any STATES OF AMERICA (EXCEPT TO QUALIFIED INSTITUTIONAL INVESTORS AS DEFINED regulatory authority in any jurisdiction. BELOW), AUSTRALIA, CANADA, JAPAN, SOUTH AFRICA OR ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. If the contemplated business combination is pursued, RMG II will be required to file a preliminary and PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES SHOULD INFORM definitive proxy statement, which may include a registration statement, and other relevant documents THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS with the U.S. Securities and Exchange Commission (“SEC”). You are urged to read the proxy NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES.. statement and any other relevant documents filed with the SEC when they become available because they will contain important information about RMG II, ReNew and their contemplated Presentation Disclaimer business combination. Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about RMG II, ReNew and their contemplated business combination, without charge, at the SEC’s website located at www.sec.gov. RMG II and its This presentation has been prepared for use by RMG Acquisition Corp. II (“RMG II”) and ReNew directors and executive officers may be deemed to be participants in the solicitation of proxies from Power Private Limited (“ReNew”), and is intended solely for investors that are qualified institutional RMG II’s shareholders in connection with the proposed transaction. A list of the names of such buyers (as defined in Rule 144A under the Securities Act of 1933, as amended) and eligible directors and executive officers and information regarding their interests in the business combination institutional investors outside the U.S. (such as, in the EU, eligible counterparties and professional will be contained in the proxy statement when available. You may obtain free copies of these clients each as defined in Directive 2014/65/EU, as amended) for the purposes of familiarizing such documents as described in the preceding paragraph. The definitive proxy statement will be mailed to investors with RMG II and ReNew in connection with their proposed business combination. Further, shareholders as of a record date to be established for voting on the contemplated business this presentation is only addressed to and directed at specific addressees who: (A) if in member combination when it becomes available. states of the European Economic Area (the “EEA”), are persons who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (as amended) (“Qualified Investors”); and (B) if in the United Kingdom, are Qualified Investors who are: (i) persons having professional While utmost care has been taken in preparing the presentation, none of RMG II, ReNew, or their experience in matters relating to investments who fall within the definition of “investment respective advisors or representatives or any of their respective affiliates accept any liability professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) whatsoever for any loss howsoever arising from any information presented or contained in this Order 2005 (the “Order”); or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; presentation, or the opinion expressed by the presenters. You must make your own assessment of or (C) are other persons to whom it may otherwise lawfully be communicated (all such persons the relevance, accuracy and adequacy of the information contained in this presentation and must referred to in (B) and (C) together being “Relevant Persons”). This presentation must not be acted or make such independent investigation as you may consider necessary or appropriate for such relied on (i) in the United Kingdom, by persons who are not Relevant Persons and (ii) in any member purpose. Further, past performance is not necessarily indicative of future results. The presentation state of the EEA by persons who are not Qualified Investors. Any investment or investment activity to should not be construed as legal, tax, investment or other advice. This presentation does not purport which this presentation relates is or will be available only to, and may be engaged in only with, (i) to contain all of the information that may be required to evaluate the contemplated business Relevant Persons in the United Kingdom; and (ii) Qualified Investors in any member state of the EEA. combination or any investment in RMG II or any of its securities and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment For the purposes of this notice, the “presentation” that follows shall mean and include the slides that decision whatsoever. This presentation is intended to present background information on RMG II follow, the oral presentation of the slides by members of RMG II or ReNew’s management or any and ReNew, their business and the industry in which they operate and is not intended to provide person on their behalf, the question-and-answer session that follows that oral presentation, hard complete disclosure upon which an investment decision could be made. copies of this document and any materials distributed at, or in connection with, that presentation. By attending the meeting where the presentation is made, or by reading the presentation slides, you will The merit and suitability of an investment in RMG II should be independently evaluated and any be deemed to have (i) agreed to the following limitations and notifications and made the following person considering such an investment is advised to obtain independent advice as to the legal, tax, undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached accounting, financial, credit and other related advice prior to making an investment. to the misuse, disclosure or improper circulation of this presentation. This presentation has been prepared by RMG II and ReNew, is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose. This presentation does not constitute an offer to sell, buy or subscribe for any securities, and is not a recommendation or solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, or of an offer to subscribe for or purchase any securities in the United States or any other jurisdiction nor shall there be any sale of any securities in any state or jurisdiction in which such offer, 2Disclaimer THIS PRESENTATION AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR solicitation or sale would be unlawful prior to registration or qualification under the securities laws of RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, any such state or jurisdiction, and nothing contained herein shall form the basis of any contract or DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM THE UNITED commitment whatsoever. The contents of this presentation have not been reviewed by any STATES OF AMERICA (EXCEPT TO QUALIFIED INSTITUTIONAL INVESTORS AS DEFINED regulatory authority in any jurisdiction. BELOW), AUSTRALIA, CANADA, JAPAN, SOUTH AFRICA OR ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. If the contemplated business combination is pursued, RMG II will be required to file a preliminary and PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES SHOULD INFORM definitive proxy statement, which may include a registration statement, and other relevant documents THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS with the U.S. Securities and Exchange Commission (“SEC”). You are urged to read the proxy NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES.. statement and any other relevant documents filed with the SEC when they become available because they will contain important information about RMG II, ReNew and their contemplated Presentation Disclaimer business combination. Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about RMG II, ReNew and their contemplated business combination, without charge, at the SEC’s website located at www.sec.gov. RMG II and its This presentation has been prepared for use by RMG Acquisition Corp. II (“RMG II”) and ReNew directors and executive officers may be deemed to be participants in the solicitation of proxies from Power Private Limited (“ReNew”), and is intended solely for investors that are qualified institutional RMG II’s shareholders in connection with the proposed transaction. A list of the names of such buyers (as defined in Rule 144A under the Securities Act of 1933, as amended) and eligible directors and executive officers and information regarding their interests in the business combination institutional investors outside the U.S. (such as, in the EU, eligible counterparties and professional will be contained in the proxy statement when available. You may obtain free copies of these clients each as defined in Directive 2014/65/EU, as amended) for the purposes of familiarizing such documents as described in the preceding paragraph. The definitive proxy statement will be mailed to investors with RMG II and ReNew in connection with their proposed business combination. Further, shareholders as of a record date to be established for voting on the contemplated business this presentation is only addressed to and directed at specific addressees who: (A) if in member combination when it becomes available. states of the European Economic Area (the “EEA”), are persons who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (as amended) (“Qualified Investors”); and (B) if in the United Kingdom, are Qualified Investors who are: (i) persons having professional While utmost care has been taken in preparing the presentation, none of RMG II, ReNew, or their experience in matters relating to investments who fall within the definition of “investment respective advisors or representatives or any of their respective affiliates accept any liability professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) whatsoever for any loss howsoever arising from any information presented or contained in this Order 2005 (the “Order”); or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; presentation, or the opinion expressed by the presenters. You must make your own assessment of or (C) are other persons to whom it may otherwise lawfully be communicated (all such persons the relevance, accuracy and adequacy of the information contained in this presentation and must referred to in (B) and (C) together being “Relevant Persons”). This presentation must not be acted or make such independent investigation as you may consider necessary or appropriate for such relied on (i) in the United Kingdom, by persons who are not Relevant Persons and (ii) in any member purpose. Further, past performance is not necessarily indicative of future results. The presentation state of the EEA by persons who are not Qualified Investors. Any investment or investment activity to should not be construed as legal, tax, investment or other advice. This presentation does not purport which this presentation relates is or will be available only to, and may be engaged in only with, (i) to contain all of the information that may be required to evaluate the contemplated business Relevant Persons in the United Kingdom; and (ii) Qualified Investors in any member state of the EEA. combination or any investment in RMG II or any of its securities and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment For the purposes of this notice, the “presentation” that follows shall mean and include the slides that decision whatsoever. This presentation is intended to present background information on RMG II follow, the oral presentation of the slides by members of RMG II or ReNew’s management or any and ReNew, their business and the industry in which they operate and is not intended to provide person on their behalf, the question-and-answer session that follows that oral presentation, hard complete disclosure upon which an investment decision could be made. copies of this document and any materials distributed at, or in connection with, that presentation. By attending the meeting where the presentation is made, or by reading the presentation slides, you will The merit and suitability of an investment in RMG II should be independently evaluated and any be deemed to have (i) agreed to the following limitations and notifications and made the following person considering such an investment is advised to obtain independent advice as to the legal, tax, undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached accounting, financial, credit and other related advice prior to making an investment. to the misuse, disclosure or improper circulation of this presentation. This presentation has been prepared by RMG II and ReNew, is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose. This presentation does not constitute an offer to sell, buy or subscribe for any securities, and is not a recommendation or solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, or of an offer to subscribe for or purchase any securities in the United States or any other jurisdiction nor shall there be any sale of any securities in any state or jurisdiction in which such offer, 2

Disclaimer Confidential Information Projections The financial projections, estimates and targets in this presentation are forward-looking statements The information contained in this presentation is confidential and being provided to you solely for the that are based on assumptions that are inherently subject to significant uncertainties and purpose of assisting you in familiarizing yourself with RMG II and ReNew in connection with their contingencies, many of which are beyond RMG II and ReNew’s control. While all financial projections, proposed business combination. This presentation is being provided solely for your confidential use with the express understanding that you will not release any portion of this document, discuss the estimates and targets are necessarily speculative, RMG II and ReNew believe that the preparation of information contained herein, or make reproductions of or use this presentation for any other purpose prospective financial information involves increasingly higher levels of uncertainty the further out the without the prior express written permission of RMG II and ReNew. By reviewing this information, you projection, estimate or target extends from the date of preparation. The assumptions and estimates are acknowledging the confidential nature of this information and are agreeing to abide by the terms of underlying the projected, expected or target results are inherently uncertain and are subject to a wide this legend. variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and Forward-Looking Statements targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that RMG II or ReNew, or their representatives, considered or consider the This presentation contains forward-looking statements that reflect our current views with respect financial projections, estimates and targets to be a reliable prediction of future events. to, among other things, our industry, operations and financial performance. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” IndAS, Non-IndAS, IFRS and Non-IFRS Financial Measures “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable This presentation includes financial data prepared in accordance with Indian Accounting Standards words. Such forward-looking statements are subject to various risks and uncertainties. (“IndAS”) and International Financial Reporting Standards as issued by the International Accounting Accordingly, there are or will be important factors that could cause actual outcomes or results to Standards Board (“IFRS”). There are significant differences between IndAS and IFRS and U.S. GAAP. differ materially from those indicated in these statements. Some of the factors that may cause We have not attempted to explain such differences or quantify their impact on the financial data actual outcomes or results to differ materially from those expressed in, or implied by, the forward- included herein, and we urge you to consult your own advisors regarding such differences and their looking statements include general economic conditions, competitive pressures, disruptions to impact on our financial data. Accordingly, the degree to which the financial data included in this information technology systems and networks, changes in regulation and other contingencies. presentation will provide meaningful information is entirely dependent on the reader’s level of familiarity We undertake no obligation to publicly update or review any forward-looking statement, whether with IndAS and IFRS. as a result of new information, future developments or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances This presentation also includes certain financial measures not presented in accordance with IndAS or IFRS, including EBITDA and EBITDA Margin. These non-IndAS and non-IFRS financial measures are discussed in this presentation may not occur and actual results could differ materially and not measures of financial performance in accordance with IndAS or IFRS, respectively, and may adversely from those anticipated or implied in the forward-looking statements. We caution you exclude items that are significant in understanding and assessing ReNew’s financial results or position. therefore against relying on these forward-looking statements, and we qualify all of our forward- Therefore, these measures should not be considered in isolation or as an alternative to measures of looking statements by these cautionary statements. profitability, liquidity or performance under IndAS or IFRS. You should be aware that ReNew’s presentation of these measures may not be comparable to similarly titled measures used by other All information herein speaks only as of (1) the date hereof, in the case of information about RMG companies which may be defined and calculated differently. Additionally, to the extent that forward- II and ReNew, or (2) the date of such information, in the case of information from persons other looking non-IndAS measures are provided, they are presented on a non-IndAS basis without than RMG II and ReNew. Forecasts and estimates regarding RMG II and ReNew’s industries and reconciliations of such forward-looking non-IndAS measures due to the inherent difficulty in forecasting end markets are based on sources we believe to be reliable; however there can be no assurance and quantifying certain amounts that are necessary for such reconciliations. Likewise, to the extent that these forecasts and estimates will prove accurate in whole or in part. You should read this forward-looking non-IFRS measures are provided, they are presented on a non-IFRS basis without presentation with the understanding that our actual future results, levels of activity, performance reconciliations of such forward-looking non-IFRS measures due to the inherent difficulty in forecasting and events and circumstances may be materially different from what we expect. You should and quantifying certain amounts that are necessary for such reconciliations carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus on Form S-4 relating to the business combination, which is expected to be filed by RMG II with the SEC and other documents filed by RMG II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. RMG II and ReNew assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. 3Disclaimer Confidential Information Projections The financial projections, estimates and targets in this presentation are forward-looking statements The information contained in this presentation is confidential and being provided to you solely for the that are based on assumptions that are inherently subject to significant uncertainties and purpose of assisting you in familiarizing yourself with RMG II and ReNew in connection with their contingencies, many of which are beyond RMG II and ReNew’s control. While all financial projections, proposed business combination. This presentation is being provided solely for your confidential use with the express understanding that you will not release any portion of this document, discuss the estimates and targets are necessarily speculative, RMG II and ReNew believe that the preparation of information contained herein, or make reproductions of or use this presentation for any other purpose prospective financial information involves increasingly higher levels of uncertainty the further out the without the prior express written permission of RMG II and ReNew. By reviewing this information, you projection, estimate or target extends from the date of preparation. The assumptions and estimates are acknowledging the confidential nature of this information and are agreeing to abide by the terms of underlying the projected, expected or target results are inherently uncertain and are subject to a wide this legend. variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and Forward-Looking Statements targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that RMG II or ReNew, or their representatives, considered or consider the This presentation contains forward-looking statements that reflect our current views with respect financial projections, estimates and targets to be a reliable prediction of future events. to, among other things, our industry, operations and financial performance. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” IndAS, Non-IndAS, IFRS and Non-IFRS Financial Measures “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable This presentation includes financial data prepared in accordance with Indian Accounting Standards words. Such forward-looking statements are subject to various risks and uncertainties. (“IndAS”) and International Financial Reporting Standards as issued by the International Accounting Accordingly, there are or will be important factors that could cause actual outcomes or results to Standards Board (“IFRS”). There are significant differences between IndAS and IFRS and U.S. GAAP. differ materially from those indicated in these statements. Some of the factors that may cause We have not attempted to explain such differences or quantify their impact on the financial data actual outcomes or results to differ materially from those expressed in, or implied by, the forward- included herein, and we urge you to consult your own advisors regarding such differences and their looking statements include general economic conditions, competitive pressures, disruptions to impact on our financial data. Accordingly, the degree to which the financial data included in this information technology systems and networks, changes in regulation and other contingencies. presentation will provide meaningful information is entirely dependent on the reader’s level of familiarity We undertake no obligation to publicly update or review any forward-looking statement, whether with IndAS and IFRS. as a result of new information, future developments or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances This presentation also includes certain financial measures not presented in accordance with IndAS or IFRS, including EBITDA and EBITDA Margin. These non-IndAS and non-IFRS financial measures are discussed in this presentation may not occur and actual results could differ materially and not measures of financial performance in accordance with IndAS or IFRS, respectively, and may adversely from those anticipated or implied in the forward-looking statements. We caution you exclude items that are significant in understanding and assessing ReNew’s financial results or position. therefore against relying on these forward-looking statements, and we qualify all of our forward- Therefore, these measures should not be considered in isolation or as an alternative to measures of looking statements by these cautionary statements. profitability, liquidity or performance under IndAS or IFRS. You should be aware that ReNew’s presentation of these measures may not be comparable to similarly titled measures used by other All information herein speaks only as of (1) the date hereof, in the case of information about RMG companies which may be defined and calculated differently. Additionally, to the extent that forward- II and ReNew, or (2) the date of such information, in the case of information from persons other looking non-IndAS measures are provided, they are presented on a non-IndAS basis without than RMG II and ReNew. Forecasts and estimates regarding RMG II and ReNew’s industries and reconciliations of such forward-looking non-IndAS measures due to the inherent difficulty in forecasting end markets are based on sources we believe to be reliable; however there can be no assurance and quantifying certain amounts that are necessary for such reconciliations. Likewise, to the extent that these forecasts and estimates will prove accurate in whole or in part. You should read this forward-looking non-IFRS measures are provided, they are presented on a non-IFRS basis without presentation with the understanding that our actual future results, levels of activity, performance reconciliations of such forward-looking non-IFRS measures due to the inherent difficulty in forecasting and events and circumstances may be materially different from what we expect. You should and quantifying certain amounts that are necessary for such reconciliations carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus on Form S-4 relating to the business combination, which is expected to be filed by RMG II with the SEC and other documents filed by RMG II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. RMG II and ReNew assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. 3

Our Vision: UN Global Compact World Economic Reuters Award Network India Award Forum Award 2021: 2020: “To Build the 2020: Sumant Sinha Global Lighthouse Clean Energy recognized as India’s Network of Best Renewable Transition Award SDG Pioneer Companies Energy Company in the World” Largest Pure- S&P Platts Global Play Renewable S&P Global Platts Energy Awards Company in 2020 CSR Award: 2019: Diversified Program of India and One Rising Star Company the Year of the Largest of the Year (1) in the World Note: 1. Source: IHS MarkitOur Vision: UN Global Compact World Economic Reuters Award Network India Award Forum Award 2021: 2020: “To Build the 2020: Sumant Sinha Global Lighthouse Clean Energy recognized as India’s Network of Best Renewable Transition Award SDG Pioneer Companies Energy Company in the World” Largest Pure- S&P Platts Global Play Renewable S&P Global Platts Energy Awards Company in 2020 CSR Award: 2019: Diversified Program of India and One Rising Star Company the Year of the Largest of the Year (1) in the World Note: 1. Source: IHS Markit

About Presenters • 31 years of experience Sumant Sinha • Former COO – Suzlon; Founder & CEO – Aditya Birla Retail Founder, • Prior Experience: Group CFO - Aditya Birla Group; Investment Banking in Citi (US) Chairman and CEO and ING Barings (UK) • 29 years of experience D Muthukumaran • Head - Group Corporate Finance at Aditya Birla Group and CEO at Aditya Birla PE Chief Financial Officer • Prior Experience: Investment Banking in Lazard and Corporate Finance in Deloitte • 19 years of experience in Corporate Finance and Investing Kailash Vaswani • Prior Experience: Saffron Asset Advisors and Aditya Birla Group President, Corporate Finance • Responsible for all debt and equity raising for ReNew • Chairman of the Board of Romeo Power, Inc. • Former Chairman & CEO of Cogentrix Energy, a fully integrated IPP Bob Mancini • Prior Experience: Former Partner, Founder & Co-Head of Power Investment RMG CEO and Director Business at Carlyle; Former Managing Director of Goldman Sachs; Co-Founder & Head of Power Investment Business, Founder & Head of Commodities Principal Investment Business 5About Presenters • 31 years of experience Sumant Sinha • Former COO – Suzlon; Founder & CEO – Aditya Birla Retail Founder, • Prior Experience: Group CFO - Aditya Birla Group; Investment Banking in Citi (US) Chairman and CEO and ING Barings (UK) • 29 years of experience D Muthukumaran • Head - Group Corporate Finance at Aditya Birla Group and CEO at Aditya Birla PE Chief Financial Officer • Prior Experience: Investment Banking in Lazard and Corporate Finance in Deloitte • 19 years of experience in Corporate Finance and Investing Kailash Vaswani • Prior Experience: Saffron Asset Advisors and Aditya Birla Group President, Corporate Finance • Responsible for all debt and equity raising for ReNew • Chairman of the Board of Romeo Power, Inc. • Former Chairman & CEO of Cogentrix Energy, a fully integrated IPP Bob Mancini • Prior Experience: Former Partner, Founder & Co-Head of Power Investment RMG CEO and Director Business at Carlyle; Former Managing Director of Goldman Sachs; Co-Founder & Head of Power Investment Business, Founder & Head of Commodities Principal Investment Business 5

India’s Largest Renewable Energy Company (2) Large Scale 9.9 GW Capacity Balanced Asset Mix 5.6 GW #1 Operational, Operating Capacity Renewable Energy 5.6 GW, (1) Company in India 57% Solar, Wind, US$699mn 4.7 GW, 5.2 GW, Revenue FY2021E 48% #10 52% (2) Committed Renewable Energy 4.3 GW, (1) Company in World 43% Disciplined Growth Profitable Growth Access to Diverse Funding Demonstrated track ~2.8x 6.2% US$578mn 83% / 85% US$2.1bn record of financing Capacity Growth vs Market Share of EBITDA FY2021E EBITDA Margin Pro forma Equity via marquee global (5) Industry Growth of India’s RE Installed FY2021E / FY2022E Funding equity investors, (3) 1.5x (FY2017-21) Capacity US$810mn USD Green Bonds, 28% US$4.6bn EBITDA FY2022E domestic project 12% ~3.3x EBITDA CAGR Debt Financing financing and Market Share in Capacity Growth FY2022E-25E funding from (4) US$1,685mn Awarded Auctions (FY2021-25) US$1.1bn overseas credit EBITDA FY2025E institutions Pro forma Cash Notes: Fiscal Year End is March 31. Exchange rate (US$/INR): 75 1. Based on operational and committed capacity 2. Committed capacity means projects for which a PPA has been signed for project development, or projects for which the bid has been won and a letter of award has been received 3. Includes 300 MW sold solar assets 4. For the period FY2018-9MFY2021 5. Fx rate as of when the money came in 6India’s Largest Renewable Energy Company (2) Large Scale 9.9 GW Capacity Balanced Asset Mix 5.6 GW #1 Operational, Operating Capacity Renewable Energy 5.6 GW, (1) Company in India 57% Solar, Wind, US$699mn 4.7 GW, 5.2 GW, Revenue FY2021E 48% #10 52% (2) Committed Renewable Energy 4.3 GW, (1) Company in World 43% Disciplined Growth Profitable Growth Access to Diverse Funding Demonstrated track ~2.8x 6.2% US$578mn 83% / 85% US$2.1bn record of financing Capacity Growth vs Market Share of EBITDA FY2021E EBITDA Margin Pro forma Equity via marquee global (5) Industry Growth of India’s RE Installed FY2021E / FY2022E Funding equity investors, (3) 1.5x (FY2017-21) Capacity US$810mn USD Green Bonds, 28% US$4.6bn EBITDA FY2022E domestic project 12% ~3.3x EBITDA CAGR Debt Financing financing and Market Share in Capacity Growth FY2022E-25E funding from (4) US$1,685mn Awarded Auctions (FY2021-25) US$1.1bn overseas credit EBITDA FY2025E institutions Pro forma Cash Notes: Fiscal Year End is March 31. Exchange rate (US$/INR): 75 1. Based on operational and committed capacity 2. Committed capacity means projects for which a PPA has been signed for project development, or projects for which the bid has been won and a letter of award has been received 3. Includes 300 MW sold solar assets 4. For the period FY2018-9MFY2021 5. Fx rate as of when the money came in 6

Contents India Renewable Financial 01 03 03 35 08 Energy Market Overview ReNew Power: Transaction Overview & 02 04 13 4 41 Key Highlights Valuation ComparablesContents India Renewable Financial 01 03 03 35 08 Energy Market Overview ReNew Power: Transaction Overview & 02 04 13 4 41 Key Highlights Valuation Comparables

India Renewable Energy MarketIndia Renewable Energy Market

Key Highlights of India’s Attractive Renewable Energy Market Third largest electricity market globally 1 One of the lowest per capita electricity consumption 2 in the world, which will drive future demand Electricity demand will double in 12 years, most of it 3 being met from renewable energy Renewable Energy tariffs are significantly below 4 grid parity without subsidies Therefore, renewable energy demand to grow 5X in 5 10 years to 450 GW 9Key Highlights of India’s Attractive Renewable Energy Market Third largest electricity market globally 1 One of the lowest per capita electricity consumption 2 in the world, which will drive future demand Electricity demand will double in 12 years, most of it 3 being met from renewable energy Renewable Energy tariffs are significantly below 4 grid parity without subsidies Therefore, renewable energy demand to grow 5X in 5 10 years to 450 GW 9

Massive Renewable Energy Opportunity in One of the Fastest Growing Markets India’s Electricity Generation Expected to Double in India is One of the Largest and Fastest Growing (1) (3) Next Decade Renewables Markets Globally TWh Total Renewable Power Capacity (Excluding Large Hydropower) in GW, Dec-20 2,172 1,712 17.3% 539 1,291 1,275 1,234 1,213 13.3% 7.4% FY18 FY19 FY20 FY21 FY25 FY30 222 4.9% #4 (2) Electrification Driving Long-Term Growth 124 91 Per Capita Electricity Consumption (kWh) 72 13,017 (4) (5) China United States Germany India Japan 7,579 Renewable Generation Growth Rate (2019-2030) Global 5,941 5,268 Average 3,300 Share of solar and wind in aggregate electricity 1,208 generation in India projected to grow ~3 times from 9.5% (3) in 2020 to 28.3% in 2030 United States Japan Germany China India Notes: 4. Commissioned Capacity as of 31 December 2020 based on Central Electricity Authority. Commissioned capacity also includes 15 GW of other Renewable technologies (small 1. Source: CEA, IHS Markit hydro and biomass) 2. Source: IHS Markit 5. Japan’s Renewable Power Capacity from REN21, as of Dec-19 3. Source: Bloomberg NEF 10Massive Renewable Energy Opportunity in One of the Fastest Growing Markets India’s Electricity Generation Expected to Double in India is One of the Largest and Fastest Growing (1) (3) Next Decade Renewables Markets Globally TWh Total Renewable Power Capacity (Excluding Large Hydropower) in GW, Dec-20 2,172 1,712 17.3% 539 1,291 1,275 1,234 1,213 13.3% 7.4% FY18 FY19 FY20 FY21 FY25 FY30 222 4.9% #4 (2) Electrification Driving Long-Term Growth 124 91 Per Capita Electricity Consumption (kWh) 72 13,017 (4) (5) China United States Germany India Japan 7,579 Renewable Generation Growth Rate (2019-2030) Global 5,941 5,268 Average 3,300 Share of solar and wind in aggregate electricity 1,208 generation in India projected to grow ~3 times from 9.5% (3) in 2020 to 28.3% in 2030 United States Japan Germany China India Notes: 4. Commissioned Capacity as of 31 December 2020 based on Central Electricity Authority. Commissioned capacity also includes 15 GW of other Renewable technologies (small 1. Source: CEA, IHS Markit hydro and biomass) 2. Source: IHS Markit 5. Japan’s Renewable Power Capacity from REN21, as of Dec-19 3. Source: Bloomberg NEF 10

Utility-Scale Renewable Tariffs are Below Grid Parity Without Subsidies Tariffs (¢ / kWh) 10.5 Introduction of Breaches grid parity competitive bidding (1) 6.7 6.5 6.4 6.4 5.7 (2) 4.9 4.8 4.3 3.6 FY2014 FY2017 Recent Tenders Solar Wind Thermal Firm RE Power Drivers for falling solar and wind tariffs include decline in capex, increasing economies of scale and improvement in technology leading to higher capacity utilization factors Source: Deloitte: The Evolving Energy Landscape in India report for FY2014 tenders; Grid Parity occurs when levelized cost of electricity ( LCOE ) for specified technology is less than or equal to price of power in the grid, IHS Markit for FY2017 and Recent Solar and Wind Tenders Notes: 1. Based on lowest bid rate for 1320 MW awarded by MP Power Management Company (MPMCL) in 2020 11 2. Based on levelized tariff of 400 MW of Round-the-Clock (RTC) (with storage) awarded by SECI in 2020. The project has 1,300 MW installed capacityUtility-Scale Renewable Tariffs are Below Grid Parity Without Subsidies Tariffs (¢ / kWh) 10.5 Introduction of Breaches grid parity competitive bidding (1) 6.7 6.5 6.4 6.4 5.7 (2) 4.9 4.8 4.3 3.6 FY2014 FY2017 Recent Tenders Solar Wind Thermal Firm RE Power Drivers for falling solar and wind tariffs include decline in capex, increasing economies of scale and improvement in technology leading to higher capacity utilization factors Source: Deloitte: The Evolving Energy Landscape in India report for FY2014 tenders; Grid Parity occurs when levelized cost of electricity ( LCOE ) for specified technology is less than or equal to price of power in the grid, IHS Markit for FY2017 and Recent Solar and Wind Tenders Notes: 1. Based on lowest bid rate for 1320 MW awarded by MP Power Management Company (MPMCL) in 2020 11 2. Based on levelized tariff of 400 MW of Round-the-Clock (RTC) (with storage) awarded by SECI in 2020. The project has 1,300 MW installed capacity

Government Target to Add 360 GW by 2030 (1) India’s RE Targets (GW) 1,088 450 90 16 Installed Capacity (2010) Current Installed Capacity Government International Energy Agency Target 2030 Estimate 2040 (2) Renewable sector to attract investments of US$ 280bn+ over the next decade Notes: INR numbers converted to USD at 1 USD = 75 INR 1. Source: MNRE, CEA, International Energy Agency, IHS Markit, Department for Promotion of Industry and Internal Trade 2. Source: Bloomberg NEF 12Government Target to Add 360 GW by 2030 (1) India’s RE Targets (GW) 1,088 450 90 16 Installed Capacity (2010) Current Installed Capacity Government International Energy Agency Target 2030 Estimate 2040 (2) Renewable sector to attract investments of US$ 280bn+ over the next decade Notes: INR numbers converted to USD at 1 USD = 75 INR 1. Source: MNRE, CEA, International Energy Agency, IHS Markit, Department for Promotion of Industry and Internal Trade 2. Source: Bloomberg NEF 12

ReNew Power: Key HighlightsReNew Power: Key Highlights

Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 14Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 14

#1 Utility-Scale, Pure-Play Renewable Power Generation Company in India and #10 Largest Globally Largest, Pure-Play Renewable Energy One of The Largest Renewable Energy Producers Globally Provider in India (1) (1) Net Capacity in MW (Operational + Late-Stage Pipeline) Net Capacity in MW (Operational + late-Stage Pipeline) #1 #10 9.9 30.8 8.2 6.7 24.3 4.3 6.3 5.5 19.0 1.8 4.9 6.5 6.1 4.2 13.6 4.1 3.9 12.3 12.0 11.7 10.8 24.1 10.4 4.0 9.9 9.8 1.8 1.6 1.2 3.1 3.5 2.3 8.7 2.3 2.4 18.8 5.6 7.7 3.7 7.2 1.2 3.7 4.3 6.3 4.5 0.5 12.9 2.7 1.8 10.2 10.1 9.7 9.2 2.7 8.4 7.5 6.6 6.7 1.9 1.8 6.1 1.8 5.6 5.0 1.4 4.5 (2) Source: IHS Markit Operational Late Stage Pipeline Notes: 1. Late-stage pipeline includes projects scheduled to commission in next two years by end CY 2022. Data for operational and late stage pipeline reflects the net ownership of the assets. In case, the information about ownership percentage not available, a 100% stake has been assumed 2. Adani operational capacity excludes 50% share of Total where applicable; late stage pipeline excludes 6 GW expected to be commissioned between 2023 and 2025; recently announced acquisition of Softbank Energy (yet to close) 15#1 Utility-Scale, Pure-Play Renewable Power Generation Company in India and #10 Largest Globally Largest, Pure-Play Renewable Energy One of The Largest Renewable Energy Producers Globally Provider in India (1) (1) Net Capacity in MW (Operational + Late-Stage Pipeline) Net Capacity in MW (Operational + late-Stage Pipeline) #1 #10 9.9 30.8 8.2 6.7 24.3 4.3 6.3 5.5 19.0 1.8 4.9 6.5 6.1 4.2 13.6 4.1 3.9 12.3 12.0 11.7 10.8 24.1 10.4 4.0 9.9 9.8 1.8 1.6 1.2 3.1 3.5 2.3 8.7 2.3 2.4 18.8 5.6 7.7 3.7 7.2 1.2 3.7 4.3 6.3 4.5 0.5 12.9 2.7 1.8 10.2 10.1 9.7 9.2 2.7 8.4 7.5 6.6 6.7 1.9 1.8 6.1 1.8 5.6 5.0 1.4 4.5 (2) Source: IHS Markit Operational Late Stage Pipeline Notes: 1. Late-stage pipeline includes projects scheduled to commission in next two years by end CY 2022. Data for operational and late stage pipeline reflects the net ownership of the assets. In case, the information about ownership percentage not available, a 100% stake has been assumed 2. Adani operational capacity excludes 50% share of Total where applicable; late stage pipeline excludes 6 GW expected to be commissioned between 2023 and 2025; recently announced acquisition of Softbank Energy (yet to close) 15

Consistent Track Record of Market Share Growth Over Long Term ReNew has Successfully Grown its Capacity 2.8x Since FY2017 vs Industry Growth of 1.5x FY2012 FY2016 FY2018 FY2020 st Commissioned 1 Started in-house Solar Acquired Ostro Energy Started self O&M for wind; project with 25.2 MW, EPC and O&M with a portfolio of 1.1GW entered innovative located in Jasdan of wind and solar energy auctions and won SECI (Gujarat) projects Peak Power and RTC bids 9.9 GW 4.3GW (2) 6.2% 6.2% 5.9% 5.7% (1) 5.6 GW 5.4 GW 3.5% 4.6 GW 2.1% 3.9 GW 1.4% 1.1% 0.5% 0.1% 2.0 GW 1.0 GW 0.5 GW 0.4 GW 0.1 GW 0.03 GW FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY21 FY22-23E Total Committed (FY23E) (3) Capacity Share in Installed Renewable Capacity Wind Capacity (GW) Solar Capacity (GW) Notes: Solar capacity includes distributed solar 1. Operational capacity as of March 31, 2021 2. Includes 300W sold operating capacity for ReNew 3. Total installed renewable capacity used to calculate market share includes bio-mass and small hydro capacity 16Consistent Track Record of Market Share Growth Over Long Term ReNew has Successfully Grown its Capacity 2.8x Since FY2017 vs Industry Growth of 1.5x FY2012 FY2016 FY2018 FY2020 st Commissioned 1 Started in-house Solar Acquired Ostro Energy Started self O&M for wind; project with 25.2 MW, EPC and O&M with a portfolio of 1.1GW entered innovative located in Jasdan of wind and solar energy auctions and won SECI (Gujarat) projects Peak Power and RTC bids 9.9 GW 4.3GW (2) 6.2% 6.2% 5.9% 5.7% (1) 5.6 GW 5.4 GW 3.5% 4.6 GW 2.1% 3.9 GW 1.4% 1.1% 0.5% 0.1% 2.0 GW 1.0 GW 0.5 GW 0.4 GW 0.1 GW 0.03 GW FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY21 FY22-23E Total Committed (FY23E) (3) Capacity Share in Installed Renewable Capacity Wind Capacity (GW) Solar Capacity (GW) Notes: Solar capacity includes distributed solar 1. Operational capacity as of March 31, 2021 2. Includes 300W sold operating capacity for ReNew 3. Total installed renewable capacity used to calculate market share includes bio-mass and small hydro capacity 16

Scale Provides Competitive Edge in Fast Evolving Market 1 Ability to negotiate favourable terms from OEMs and other suppliers Technical expertise, track record and scale to win complex bids Access to diversified funding sources enhancing cost competitiveness Pan-India presence to identify and execute on potential opportunities Active role in policy development and advocacy Access to data – 5.6 GW operating assets across 110+ sites, experience in hybrid, storage, peak power and RTC solutions 17Scale Provides Competitive Edge in Fast Evolving Market 1 Ability to negotiate favourable terms from OEMs and other suppliers Technical expertise, track record and scale to win complex bids Access to diversified funding sources enhancing cost competitiveness Pan-India presence to identify and execute on potential opportunities Active role in policy development and advocacy Access to data – 5.6 GW operating assets across 110+ sites, experience in hybrid, storage, peak power and RTC solutions 17

Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 18Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 18

Highly Diversified Portfolio of Assets (1)(2) ReNew’s Regionally Diversified Utility Portfolio Diversity Across Vendors Reduces Dependence (3) and Price Risk Solar Longi, 24% Others, 33% JASolar, 21% 100 MW 3,058 MW Hareon, 7% Jinko, 7% ZNShine, 7% 1,346 MW 578 MW Wind 736 MW Others, 15% 560 MW Inox, 6% 2,485 MW 777 MW Gamesa, 36% GE, 9% Solar – 4.7 GW 100 MW Vestas, 10% Wind – 5.2 GW Suzlon, 24% Notes: As of 31st March, 2021 1. Excludes 300 MW operating solar capacity sold by the company 2. Map includes only operational and committed capacity (does not include distributed solar capacity) 3. Includes operational and under development capacity (ex-distributed solar) for which equipment purchase contracts have been entered into 19Highly Diversified Portfolio of Assets (1)(2) ReNew’s Regionally Diversified Utility Portfolio Diversity Across Vendors Reduces Dependence (3) and Price Risk Solar Longi, 24% Others, 33% JASolar, 21% 100 MW 3,058 MW Hareon, 7% Jinko, 7% ZNShine, 7% 1,346 MW 578 MW Wind 736 MW Others, 15% 560 MW Inox, 6% 2,485 MW 777 MW Gamesa, 36% GE, 9% Solar – 4.7 GW 100 MW Vestas, 10% Wind – 5.2 GW Suzlon, 24% Notes: As of 31st March, 2021 1. Excludes 300 MW operating solar capacity sold by the company 2. Map includes only operational and committed capacity (does not include distributed solar capacity) 3. Includes operational and under development capacity (ex-distributed solar) for which equipment purchase contracts have been entered into 19

Stable and Long-term Contracted Cash Flows with High Quality Counterparties (2) Long Term PPAs Provide Stable Cash Flows High Quality Counterparty Mix (1) Contract Duration Offtaker Profile Others 9% 8-20 Years Private 8% 5% Gujarat 5% Madhya Pradesh Central 6% Agency 49% Andhra Pradesh 8% Karnataka 8% Maharashtra 25 Years 92% 10% Central government agencies, such as SECI and NTPC, constitute almost 50% of ReNew's counterparties, with the remainder comprised of a diversified mix of state level distribution utilities Notes: As of 31st March, 2021 1. Weighted by capacity 2. Karnataka includes BESCOM, MESCOM, HESCOM and GESCOM; Central Agency includes SECI, NTPC & PTC 20Stable and Long-term Contracted Cash Flows with High Quality Counterparties (2) Long Term PPAs Provide Stable Cash Flows High Quality Counterparty Mix (1) Contract Duration Offtaker Profile Others 9% 8-20 Years Private 8% 5% Gujarat 5% Madhya Pradesh Central 6% Agency 49% Andhra Pradesh 8% Karnataka 8% Maharashtra 25 Years 92% 10% Central government agencies, such as SECI and NTPC, constitute almost 50% of ReNew's counterparties, with the remainder comprised of a diversified mix of state level distribution utilities Notes: As of 31st March, 2021 1. Weighted by capacity 2. Karnataka includes BESCOM, MESCOM, HESCOM and GESCOM; Central Agency includes SECI, NTPC & PTC 20

Government Reform Measures Likely to Reduce Counter-Party Risk in Future SECI is sponsored by central government of India and has a high credit profile given sovereign support Most of the future RE bids in India will be through SECI, which will minimize any direct counter-party risk from DISCOMs Renew has also been focusing on central bids as is evidenced in increasing share of central projects through the years Central counterparties form 86% of ReNew’s total committed pipeline Government is making continued efforts to improve DISCOM health by implementing short, medium and long- term policies Short Term Medium Term Long Term In 2020, the government announced $15 In this year’s budget, the government Announced structural reforms such as Bn liquidity package for distribution announced to set aside $45 Bn over the DISCOM privatization and content & companies to clear all outstanding dues of next 5 years to improve DISCOM carriage separation which would provide generators performance by implementing smart more choice to consumers meters, reducing operational and financial losses etc. 21 21Government Reform Measures Likely to Reduce Counter-Party Risk in Future SECI is sponsored by central government of India and has a high credit profile given sovereign support Most of the future RE bids in India will be through SECI, which will minimize any direct counter-party risk from DISCOMs Renew has also been focusing on central bids as is evidenced in increasing share of central projects through the years Central counterparties form 86% of ReNew’s total committed pipeline Government is making continued efforts to improve DISCOM health by implementing short, medium and long- term policies Short Term Medium Term Long Term In 2020, the government announced $15 In this year’s budget, the government Announced structural reforms such as Bn liquidity package for distribution announced to set aside $45 Bn over the DISCOM privatization and content & companies to clear all outstanding dues of next 5 years to improve DISCOM carriage separation which would provide generators performance by implementing smart more choice to consumers meters, reducing operational and financial losses etc. 21 21

Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 22Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 22

Fully Integrated Platform with Comprehensive Project Execution Capabilities (1) • Access to multiple data sources such as ReNew’s own 116 met-masts across 84 sites Site Selection • Performance data from 5.6 GW of wind and solar operating projects and Development • Visibility on 40,000 acres of land for future development rd rd • 22,000 acres of land acquired (2/3 owned and 1/3 leased) for existing projects Land Acquisition • 6 regional development offices and 86 site offices to support land development efforts • Capability to execute 100% solar and wind EPC in-house; executed 1.8 GW solar in-house Self EPC • 440+ team in solar and wind EPC across Design & Engineering, procurement, and project execution • ~2.4 GW of total operational assets are self-operated across solar and wind Self O&M and • Over 340 employees manage 92% of the solar assets in-house; transitioning to in-house Asset self O&M for all wind projects Management • Digital capabilities to remotely monitor and undertake maintenance of assets ü Fully integrated platform provides significant cost reduction benefits and superior margins ü 50% higher organic execution than the next peer demonstrating its superior project execution capabilities Note: 1. Met-masts are towers that collect meteorological data including wind speed 23 Present Across Value ChainFully Integrated Platform with Comprehensive Project Execution Capabilities (1) • Access to multiple data sources such as ReNew’s own 116 met-masts across 84 sites Site Selection • Performance data from 5.6 GW of wind and solar operating projects and Development • Visibility on 40,000 acres of land for future development rd rd • 22,000 acres of land acquired (2/3 owned and 1/3 leased) for existing projects Land Acquisition • 6 regional development offices and 86 site offices to support land development efforts • Capability to execute 100% solar and wind EPC in-house; executed 1.8 GW solar in-house Self EPC • 440+ team in solar and wind EPC across Design & Engineering, procurement, and project execution • ~2.4 GW of total operational assets are self-operated across solar and wind Self O&M and • Over 340 employees manage 92% of the solar assets in-house; transitioning to in-house Asset self O&M for all wind projects Management • Digital capabilities to remotely monitor and undertake maintenance of assets ü Fully integrated platform provides significant cost reduction benefits and superior margins ü 50% higher organic execution than the next peer demonstrating its superior project execution capabilities Note: 1. Met-masts are towers that collect meteorological data including wind speed 23 Present Across Value Chain

Digital Analytics to Manage Projects and Drive Cost Efficiencies REMOTE ASSET ENERGY MANAGEMENT RECOGNITION BY WORLD MONITORING AND SERVICES ECONOMIC FORUM MAINTENANCE • Acquired Climate Connect in June • ReNew Power Diagnostics Centre • Addition to the World Economic 2020 to give ReNew access to energy (RPDC): State-of-the-art facility for Forum’s Global Lighthouse management services improving the performance and network of companies leading in the reliability of wind and solar assets area of technology-enabled, • Climate Connect is a digital sustainable growth analytics, software development, AI • With 15 member team, ReD Analytics and ML company specializing in Lab helps in: • World’s first renewable energy Indian power market o predicting asset failures company to be recognized as a Lighthouse by World Economic o prioritization of O&M work Forum o optimization of corrective actions o performing real time monitoring 24Digital Analytics to Manage Projects and Drive Cost Efficiencies REMOTE ASSET ENERGY MANAGEMENT RECOGNITION BY WORLD MONITORING AND SERVICES ECONOMIC FORUM MAINTENANCE • Acquired Climate Connect in June • ReNew Power Diagnostics Centre • Addition to the World Economic 2020 to give ReNew access to energy (RPDC): State-of-the-art facility for Forum’s Global Lighthouse management services improving the performance and network of companies leading in the reliability of wind and solar assets area of technology-enabled, • Climate Connect is a digital sustainable growth analytics, software development, AI • With 15 member team, ReD Analytics and ML company specializing in Lab helps in: • World’s first renewable energy Indian power market o predicting asset failures company to be recognized as a Lighthouse by World Economic o prioritization of O&M work Forum o optimization of corrective actions o performing real time monitoring 24

Pioneering Development of Intelligent Energy Solutions FLEXIBLE ON-DEMAND STORAGE B2B ENERGY SERVICES SOLUTIONS • Round The Clock (RTC) and peak • Built the largest pipeline of utility • Corporate PPA market is gaining power projects to be mainstay of scale battery energy storage traction and is growing; ReNew future auctions systems in the country has ~450 MW of projects with >150 large corporate customers • Won the first-ever auction for RTC • Partnered with Stanford project University to enhance research into battery storage solutions • Committed capacity of 1.7 GW in RTC and Peak Power Projects – combination of wind, solar and storage ReNew is staying ahead of the curve in a fast evolving market by focusing on integration of storage into traditional solar and wind renewable sources 25Pioneering Development of Intelligent Energy Solutions FLEXIBLE ON-DEMAND STORAGE B2B ENERGY SERVICES SOLUTIONS • Round The Clock (RTC) and peak • Built the largest pipeline of utility • Corporate PPA market is gaining power projects to be mainstay of scale battery energy storage traction and is growing; ReNew future auctions systems in the country has ~450 MW of projects with >150 large corporate customers • Won the first-ever auction for RTC • Partnered with Stanford project University to enhance research into battery storage solutions • Committed capacity of 1.7 GW in RTC and Peak Power Projects – combination of wind, solar and storage ReNew is staying ahead of the curve in a fast evolving market by focusing on integration of storage into traditional solar and wind renewable sources 25

ReNew Continues to Be Focused on Growing Through Investment Across “Green” Energy Value Chain Efficiency Core Business Who to sell Backward Forward Gains Integration integration Distribution for more to create control over more RE Corporate supply demand PPAs Generation - RE & Storage Manufacturing Customer H 2 3. New technologies/ 1. Third-party Digital 2. Third-party O&M Innovation Three focus areas are: 1 Disciplined growth strategy for new bids and acquisitions 2 Backward integration into our supply chain; and 3 Evaluate entry into future growth areas 26 Future Option ValueReNew Continues to Be Focused on Growing Through Investment Across “Green” Energy Value Chain Efficiency Core Business Who to sell Backward Forward Gains Integration integration Distribution for more to create control over more RE Corporate supply demand PPAs Generation - RE & Storage Manufacturing Customer H 2 3. New technologies/ 1. Third-party Digital 2. Third-party O&M Innovation Three focus areas are: 1 Disciplined growth strategy for new bids and acquisitions 2 Backward integration into our supply chain; and 3 Evaluate entry into future growth areas 26 Future Option Value

Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 27Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 27

Strong Track Record of Disciplined Bidding Focused on Profitable Growth (1) Strict Project Underwriting Over the Years Resulting in Compelling Risk Adjusted Returns Capacity Bid by ReNew Maintaining high level of 54.9 GW Selective bidding highlights discipline in bidding through disciplined approach and strong internal underwriting multiple market cycles… thresholds …has enabled ReNew to typically target attractive levered Strong win rate when project equity IRRs of 16-20% ReNew chooses to on an INR basis… participate 15.0 GW 12% (2) Market Share …and achieved ~40% win rate when participating in 6.5 GW auctions Capacity Bid Out Capacity Bid by ReNew Capacity Won by ReNew Notes: 1. Data from FY18-9MFY21. Excludes solar PV manufacturing linked capacity; RTC 400MW bid considered at installed capacity, which is 1,300MW 2. Calculated as capacity won by ReNew divided by capacity bid by ReNew 28Strong Track Record of Disciplined Bidding Focused on Profitable Growth (1) Strict Project Underwriting Over the Years Resulting in Compelling Risk Adjusted Returns Capacity Bid by ReNew Maintaining high level of 54.9 GW Selective bidding highlights discipline in bidding through disciplined approach and strong internal underwriting multiple market cycles… thresholds …has enabled ReNew to typically target attractive levered Strong win rate when project equity IRRs of 16-20% ReNew chooses to on an INR basis… participate 15.0 GW 12% (2) Market Share …and achieved ~40% win rate when participating in 6.5 GW auctions Capacity Bid Out Capacity Bid by ReNew Capacity Won by ReNew Notes: 1. Data from FY18-9MFY21. Excludes solar PV manufacturing linked capacity; RTC 400MW bid considered at installed capacity, which is 1,300MW 2. Calculated as capacity won by ReNew divided by capacity bid by ReNew 28

Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 29Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 29

ReNew is Leading Energy Transition in India and is Committed to the Global Sustainable Development Goals Partnerships with Our ESG Initiatives Environment • Mapping Scope 1, Scope 2 and Scope 3 emissions • Achieving “Net Zero” by 2050 • Adopted Dupont Safety Guidelines Signatory to • Benefitting communities in India surrounding our projects GRI Sustainability ‒ Encouraging rural women to become entrepreneurs (ReWIN) Imperatives Social ‒ Electrification of schools (Lighting Lives) ‒ Scholarship program for under privileged students (ReSET) ‒ Community-Based Water Management • Drive policy advocacy through partnerships and programs under ReNew Foundation Social Governance • Strong governance, transparent and ethical operations • Diverse and majority independent Board Plans to • Board requirements exceed minimum requirements for FPIs adopt 30ReNew is Leading Energy Transition in India and is Committed to the Global Sustainable Development Goals Partnerships with Our ESG Initiatives Environment • Mapping Scope 1, Scope 2 and Scope 3 emissions • Achieving “Net Zero” by 2050 • Adopted Dupont Safety Guidelines Signatory to • Benefitting communities in India surrounding our projects GRI Sustainability ‒ Encouraging rural women to become entrepreneurs (ReWIN) Imperatives Social ‒ Electrification of schools (Lighting Lives) ‒ Scholarship program for under privileged students (ReSET) ‒ Community-Based Water Management • Drive policy advocacy through partnerships and programs under ReNew Foundation Social Governance • Strong governance, transparent and ethical operations • Diverse and majority independent Board Plans to • Board requirements exceed minimum requirements for FPIs adopt 30

Impacting Communities with Sustainability Initiatives Lighting Lives – Electrification of Schools ReNew Women India Initiative (ReWIN) Community-Based Water Management ReNew Scholarship for Exceptional Talent (ReSET) 31Impacting Communities with Sustainability Initiatives Lighting Lives – Electrification of Schools ReNew Women India Initiative (ReWIN) Community-Based Water Management ReNew Scholarship for Exceptional Talent (ReSET) 31

Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 32Key Highlights One of the Largest Renewable Companies 1 Globally, with Leadership Position in India Stable, Contracted and Diversified Portfolio of 2 Assets Vertically Integrated IPP with Diverse Execution 3 Capabilities Track Record of Disciplined Project Underwriting 4 with Focus on Risk Adjusted Returns Robust Sustainability and Governance Culture 5 High Quality and Experienced Team with 6 Consistent Track Record of Success 32

Led by a Visionary Founder and a Highly Experienced Management Team of ReNew India Lighting Lives – Electrification of Schools Sumant Sinha D Muthukumaran Balram Mehta Sanjay Varghese Mayank Bansal Founder, Chairman and Chief Financial Chief Operating President, Solar Chief Commercial Officer CEO Officer Officer 10 31 2 29 10 26 4 21 3 21 Kailash Vaswani Vaishali N. Sinha Ajay Bhardwaj Garima Garg Col. Pushkar Prasad President, Regional Affairs President, Corporate Chief Sustainability Officer President, Interim CHRO Development Finance & Chair, ReNew Foundation New Business 10 19 10 24 3 36 1 16 8 29 Years at ReNew Years of Experience 33Led by a Visionary Founder and a Highly Experienced Management Team of ReNew India Lighting Lives – Electrification of Schools Sumant Sinha D Muthukumaran Balram Mehta Sanjay Varghese Mayank Bansal Founder, Chairman and Chief Financial Chief Operating President, Solar Chief Commercial Officer CEO Officer Officer 10 31 2 29 10 26 4 21 3 21 Kailash Vaswani Vaishali N. Sinha Ajay Bhardwaj Garima Garg Col. Pushkar Prasad President, Regional Affairs President, Corporate Chief Sustainability Officer President, Interim CHRO Development Finance & Chair, ReNew Foundation New Business 10 19 10 24 3 36 1 16 8 29 Years at ReNew Years of Experience 33

Updates Since Business Combination and PIPE Announcement Successfully Secured US$855mn in PIPE Commitments in Feb-21 Update on 9MFY21 nd Commissioning of Potential Impact of 2 Wave of (Dec-20) Financials and Bond 515 MW Capacity COVID-19 on Operations Issuances • Revenue: $547mn; EBITDA: • 300 MW Wind project: PPA with $446mn; Margin: 82% • ReNew prudently revised their CoD SECI dates of committed projects due to • On track to achieve FY21 anticipated delays on account of • 105 MW Solar Project: PPA with projections of $699mn revenue and COVID Gujarat DISCOM $578mn EBITDA • No material impact on the financial • 110 MW Solar Project: PPA with • Issued US$585 MM USD green projections SECI bonds in Apr-21 at 4.5% coupon, 7 year tenor Recognized as a Global Import Tariffs Announced on Focused on Employee Welfare Lighthouse by World Economic Solar Modules Forum • First renewable energy company in • GoI announced import tariffs of 40% • Organised two vaccination drives for the world to be recognised as a on solar modules and Production all employees & their families Lighthouse Linked Incentive (PLI) scheme to promote domestic manufacturing • ReNew will also reimburse the cost • Recognized for adoption of 4 IR of vaccines for its employees and technologies to achieve growth that • ReNew is setting up 2GW module their immediate family is not only profitable, but also and cell manufacturing facility sustainable 34 Note: FY represents fiscal year end March 31Updates Since Business Combination and PIPE Announcement Successfully Secured US$855mn in PIPE Commitments in Feb-21 Update on 9MFY21 nd Commissioning of Potential Impact of 2 Wave of (Dec-20) Financials and Bond 515 MW Capacity COVID-19 on Operations Issuances • Revenue: $547mn; EBITDA: • 300 MW Wind project: PPA with $446mn; Margin: 82% • ReNew prudently revised their CoD SECI dates of committed projects due to • On track to achieve FY21 anticipated delays on account of • 105 MW Solar Project: PPA with projections of $699mn revenue and COVID Gujarat DISCOM $578mn EBITDA • No material impact on the financial • 110 MW Solar Project: PPA with • Issued US$585 MM USD green projections SECI bonds in Apr-21 at 4.5% coupon, 7 year tenor Recognized as a Global Import Tariffs Announced on Focused on Employee Welfare Lighthouse by World Economic Solar Modules Forum • First renewable energy company in • GoI announced import tariffs of 40% • Organised two vaccination drives for the world to be recognised as a on solar modules and Production all employees & their families Lighthouse Linked Incentive (PLI) scheme to promote domestic manufacturing • ReNew will also reimburse the cost • Recognized for adoption of 4 IR of vaccines for its employees and technologies to achieve growth that • ReNew is setting up 2GW module their immediate family is not only profitable, but also and cell manufacturing facility sustainable 34 Note: FY represents fiscal year end March 31

Financial 3 5 OverviewFinancial 3 5 Overview

Track Record of Efficient Capital Raise from Diverse Sources of Funding (1) Outstanding Funding (31-Dec-20) Raised US$3bn+ in Bond Offerings Through 7 USD Bond Offerings at Competitive Rates Reduction in cost of debt 6.67% 6.45% 1.71% Working Capital Loan 6.00% 0.5% INR Bonds 5.88% 12.9% (2) Equity 5.38% Weighted average cost of debt: 23.0% (4) 6.25% 4.50% Total Weighted average (4) Funding: cost of debt: 4.54% Secured Bank Loan $6.1bn 4.00% 11.1% Senior Overseas Green (3) Feb'17 Mar'19 Sep'19 Jan'20 Oct'20 Feb'21 Apr'21 Bonds 34.0% Coupon Rate (%) Weighted Average Cost of Debt Secured Loan from FIs 18.5% Size 475 525 300 450 325 460 585 ($mn) Tenor 5.0 4.5-5.0 3.0 7.0 3.5 6.0 7.25 (yrs) ü USD bonds are hedgedü Ability to refinance existing debt at lower interest cost, longer tenor, top-ups to release liquidity and less ü USD bonds are rated BB- by S&P, BB-/ BB by Fitch onerous restricted payment conditions and Ba3 by Moody’s ü Increases liquidity for financing capex of new projects ü Corporate rating of Ba2 by Moody’s ü Local rating (CARE) of A1+ for short term debt and A+ for long term Notes: 3. Senior USD Green Bonds stated based on the actual USD amount raised 1. Assumes 1 USD = 75 INR 4. Weighted by issue size 36 2. Includes Compulsory Convertible Preference Shares. Based on actual USD amount raisedTrack Record of Efficient Capital Raise from Diverse Sources of Funding (1) Outstanding Funding (31-Dec-20) Raised US$3bn+ in Bond Offerings Through 7 USD Bond Offerings at Competitive Rates Reduction in cost of debt 6.67% 6.45% 1.71% Working Capital Loan 6.00% 0.5% INR Bonds 5.88% 12.9% (2) Equity 5.38% Weighted average cost of debt: 23.0% (4) 6.25% 4.50% Total Weighted average (4) Funding: cost of debt: 4.54% Secured Bank Loan $6.1bn 4.00% 11.1% Senior Overseas Green (3) Feb'17 Mar'19 Sep'19 Jan'20 Oct'20 Feb'21 Apr'21 Bonds 34.0% Coupon Rate (%) Weighted Average Cost of Debt Secured Loan from FIs 18.5% Size 475 525 300 450 325 460 585 ($mn) Tenor 5.0 4.5-5.0 3.0 7.0 3.5 6.0 7.25 (yrs) ü USD bonds are hedgedü Ability to refinance existing debt at lower interest cost, longer tenor, top-ups to release liquidity and less ü USD bonds are rated BB- by S&P, BB-/ BB by Fitch onerous restricted payment conditions and Ba3 by Moody’s ü Increases liquidity for financing capex of new projects ü Corporate rating of Ba2 by Moody’s ü Local rating (CARE) of A1+ for short term debt and A+ for long term Notes: 3. Senior USD Green Bonds stated based on the actual USD amount raised 1. Assumes 1 USD = 75 INR 4. Weighted by issue size 36 2. Includes Compulsory Convertible Preference Shares. Based on actual USD amount raised

18 GW Capacity by FY25 Through Organic and Inorganic Growth Installed Capacity (In GW) 18.1 14.6 12.0 8.2 4.7 2.1 8.2 0.9 5.6 5.4 4.6 9.9 9.9 9.9 7.3 5.6 5.4 4.6 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Committed New Bids & Acquisitions Incremental Bids & Acquisitions ü Installed capacity is existing operational projects + capacity of committed projects + ReNew’s current estimates of its ability to win wind and solar projects in future auctions and acquisitions ü Long runway of capacity growth in India from 90 GW to 450 GW (1) ü Implied market share of ~10% by FY25 Note: FY represents fiscal year end March 31 1. Total installed renewable capacity for FY2025 calculated basis annual growth rate of 17.4% (CAGR to achieve 450GW by 2030 from 90 GW as of Nov-20) 3718 GW Capacity by FY25 Through Organic and Inorganic Growth Installed Capacity (In GW) 18.1 14.6 12.0 8.2 4.7 2.1 8.2 0.9 5.6 5.4 4.6 9.9 9.9 9.9 7.3 5.6 5.4 4.6 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Committed New Bids & Acquisitions Incremental Bids & Acquisitions ü Installed capacity is existing operational projects + capacity of committed projects + ReNew’s current estimates of its ability to win wind and solar projects in future auctions and acquisitions ü Long runway of capacity growth in India from 90 GW to 450 GW (1) ü Implied market share of ~10% by FY25 Note: FY represents fiscal year end March 31 1. Total installed renewable capacity for FY2025 calculated basis annual growth rate of 17.4% (CAGR to achieve 450GW by 2030 from 90 GW as of Nov-20) 37

Strong Revenue Growth and Stable Margins (1) Revenue (In $mn) In line with FY21 1,954 projections 1,653 654 ü 19% growth in capacity in FY20 offset by 1,325 349 lower tariffs on new projects 217 950 699 45 682 619 ü FY21E revenue growth impacted by low 1,304 1,300 1,108 905 wind PLFs, offset by increase in solar 682 699 619 power generation FY19 FY20 FY21 FY22 FY23 FY24 FY25 Committed New Bids & Acquisitions (2) EBITDA (In $mn) 87% 83% 83% 85% 86% 86% 86% 1,685 1,425 ü Decrease in FY20 EBITDA margin was due 563 1,135 to lower PLF 297 810 182 ü In-house O&M and EPC, cost efficiency 567 578 536 37 and digitalization measures will drive 1,128 1,122 953 773 EBITDA margins to ~86% 567 578 536 FY19 FY20 FY21 FY22 FY23 FY24 FY25 (2) Committed New Bids & Acquisitions EBITDA Margin Notes: FY represents fiscal year end March 31; INR numbers converted to USD at 1 USD = 75 INR 1. Revenue and EBITDA figures do not include interest income. EBITDA does not include non-cash expenses such as amortization of USD bond hedging costs 2. EBITDA from committed assets is net of corporate overhead 38Strong Revenue Growth and Stable Margins (1) Revenue (In $mn) In line with FY21 1,954 projections 1,653 654 ü 19% growth in capacity in FY20 offset by 1,325 349 lower tariffs on new projects 217 950 699 45 682 619 ü FY21E revenue growth impacted by low 1,304 1,300 1,108 905 wind PLFs, offset by increase in solar 682 699 619 power generation FY19 FY20 FY21 FY22 FY23 FY24 FY25 Committed New Bids & Acquisitions (2) EBITDA (In $mn) 87% 83% 83% 85% 86% 86% 86% 1,685 1,425 ü Decrease in FY20 EBITDA margin was due 563 1,135 to lower PLF 297 810 182 ü In-house O&M and EPC, cost efficiency 567 578 536 37 and digitalization measures will drive 1,128 1,122 953 773 EBITDA margins to ~86% 567 578 536 FY19 FY20 FY21 FY22 FY23 FY24 FY25 (2) Committed New Bids & Acquisitions EBITDA Margin Notes: FY represents fiscal year end March 31; INR numbers converted to USD at 1 USD = 75 INR 1. Revenue and EBITDA figures do not include interest income. EBITDA does not include non-cash expenses such as amortization of USD bond hedging costs 2. EBITDA from committed assets is net of corporate overhead 38

Stable Net Leverage Expected to be Maintained at 5.3-5.6x Capital Expenditure and Leverage (In $mn) 2,310 2,290 7.1x 1,837 6.8x 1,597 6.2x 816 5.6x 5.5x 524 430 5.3x 5.3x FY19 FY20 FY21 FY22 FY23 FY24 FY25 Net Debt / EBITDA 75 – 80% capex funded through debt ü Capex is based on the anticipated expenditure to be incurred to achieve the CoD, or the expected purchase price for acquired capacity ü USD green bonds have bullet repayments and are assumed to be refinanced prior to maturity, while other loans are expected to amortize in line with long tenor of PPAs ü Amortizing debt assumes back-end heavy amortization (typical in renewable project finance) Note: FY represents fiscal year end March 31; INR numbers converted to USD at 1 USD = 75 INR 39Stable Net Leverage Expected to be Maintained at 5.3-5.6x Capital Expenditure and Leverage (In $mn) 2,310 2,290 7.1x 1,837 6.8x 1,597 6.2x 816 5.6x 5.5x 524 430 5.3x 5.3x FY19 FY20 FY21 FY22 FY23 FY24 FY25 Net Debt / EBITDA 75 – 80% capex funded through debt ü Capex is based on the anticipated expenditure to be incurred to achieve the CoD, or the expected purchase price for acquired capacity ü USD green bonds have bullet repayments and are assumed to be refinanced prior to maturity, while other loans are expected to amortize in line with long tenor of PPAs ü Amortizing debt assumes back-end heavy amortization (typical in renewable project finance) Note: FY represents fiscal year end March 31; INR numbers converted to USD at 1 USD = 75 INR 39

RECAP: ReNew is the Leading Renewable Energy Player in a Rapidly Growing Market Renewables are the mainstay of electricity growth in India – most economical and 1 fastest growing ReNew with 9.9 GW committed capacity, diversified, and high quality portfolio is 2 the largest renewable energy company in the country and one of the largest globally End-to-end project value chain capabilities with site selection, land development, 3 in-house EPC, O&M and asset management capabilities coupled with digitalization driving cost efficiencies and superior margins (1) Strong capital base with ~US$2.1bn equity raised to date and US$4.6bn 4 financing across debt markets Well positioned to execute on integrated and intelligent energy solutions 5 and services Superior growth and strong margins 6 7 At the forefront of environment, sustainability and governance High quality and experienced management and board with strong track record of 8 delivering superior returns and performance for its stakeholders Note: 1. Including US$700 MM primary raised in business combination with RMG II 40RECAP: ReNew is the Leading Renewable Energy Player in a Rapidly Growing Market Renewables are the mainstay of electricity growth in India – most economical and 1 fastest growing ReNew with 9.9 GW committed capacity, diversified, and high quality portfolio is 2 the largest renewable energy company in the country and one of the largest globally End-to-end project value chain capabilities with site selection, land development, 3 in-house EPC, O&M and asset management capabilities coupled with digitalization driving cost efficiencies and superior margins (1) Strong capital base with ~US$2.1bn equity raised to date and US$4.6bn 4 financing across debt markets Well positioned to execute on integrated and intelligent energy solutions 5 and services Superior growth and strong margins 6 7 At the forefront of environment, sustainability and governance High quality and experienced management and board with strong track record of 8 delivering superior returns and performance for its stakeholders Note: 1. Including US$700 MM primary raised in business combination with RMG II 40

Transaction Overview and Valuation Comparables 41Transaction Overview and Valuation Comparables 41

Transaction Overview and Valuation Overview • Transaction will be funded by $345mn of RMG II cash held in trust and up to $855mn in PIPE proceeds • Post-closing company is anticipated to be listed on the NASDAQ and retain its ReNew Power name • Primary proceeds will be used to fund attractive near-term growth and reduce leverage • Transaction expected to complete by early Q3 2021 Valuation • Transaction reflects a $4,370mn post-money equity valuation for ReNew, representing a highly attractive opportunity to invest in a leader in renewable energy – ReNew to receive up to $610mn cash at closing which, together with its expected cash balance of (1) $730mn , will be used to fund attractive near-term growth opportunities and reduce leverage (1) • $7,846mn Enterprise Value Compelling entry multiple of 9.7x EV / FY2022E EBITDA relative to median peer multiple of 18.8x (at transaction announcement) Source: Peer company public filings, and FactSet Note: 1. Pro forma as of March 31, 2021, assuming $4,816mn of exiting debt, $730mn of cash on balance sheet and up to $610mn of primary proceeds 42Transaction Overview and Valuation Overview • Transaction will be funded by $345mn of RMG II cash held in trust and up to $855mn in PIPE proceeds • Post-closing company is anticipated to be listed on the NASDAQ and retain its ReNew Power name • Primary proceeds will be used to fund attractive near-term growth and reduce leverage • Transaction expected to complete by early Q3 2021 Valuation • Transaction reflects a $4,370mn post-money equity valuation for ReNew, representing a highly attractive opportunity to invest in a leader in renewable energy – ReNew to receive up to $610mn cash at closing which, together with its expected cash balance of (1) $730mn , will be used to fund attractive near-term growth opportunities and reduce leverage (1) • $7,846mn Enterprise Value Compelling entry multiple of 9.7x EV / FY2022E EBITDA relative to median peer multiple of 18.8x (at transaction announcement) Source: Peer company public filings, and FactSet Note: 1. Pro forma as of March 31, 2021, assuming $4,816mn of exiting debt, $730mn of cash on balance sheet and up to $610mn of primary proceeds 42

Overview of RMG II Management Team Highly Experienced RMG II Management Team RMG Acquisition Corp. II Overview Jim Carpenter • RMG Acquisition Corp. II (“RMG II”) is NASDAQ listed SPAC Chairman which completed its $345mn IPO on December 14, 2020 • Founder and CEO of Riverside Management Group • RMG II management team has significant public company • Former CEO of Horsehead Industries . board experience (NYSE, NASDAQ, and TSX) • Co-Founder of Mohegan Energy • Founding Investor & Board Member of • The team consummated a business combination with Romeo Allied Resource Corp. Power (NYSE: RMO) in December 2020 through RMG Acquisition Corp (RMG I), a NYSE listed SPAC which completed its IPO in February 2019 Bob Mancini • Supported by Riverside Management Group, a leading CEO and Director merchant bank with ~25 years of experience in M&A advisory • Former Partner, Founder & Co-Head of Power Investment Business at Carlyle (NASDAQ:CG) and principal investing • Former Managing Director of Goldman Sachs (NYSE:GS) • Co-Founder & Head of Power Investment Business, Founder & Head of Commodities RMG II’s Due Diligence Conducted on ReNew Principal Investment Business at Goldman Sachs (NYSE:GS) • Chairman of the Board of Romeo Power, Inc. • General corporate, employment matters and benefits, (NYSE: RMO) • Former Chairman & CEO of Cogentrix Energy legal, litigation and potential claims, intellectual property, environmental health and safety, contract review, real Phil Kassin estate and joint venture capital structure due diligence President, COO and Director performed by • Former Senior Managing Director of Evercore (NYSE:EVR) • Former Head of M&A & Financing at Access • Technical due diligence performed by Industries • Former Board Member and Chairman of the Finance • Accounting and Tax due diligence performed by & Investment Committee at LyondellBasell (NYSE:LYB) • Senior investment banking roles at Morgan Stanley, • Business and financial due diligence completed by Goldman Sachs, Merrill Lynch and AIG • Board Member of Romeo Power, Inc. (NYSE: RMO) 43Overview of RMG II Management Team Highly Experienced RMG II Management Team RMG Acquisition Corp. II Overview Jim Carpenter • RMG Acquisition Corp. II (“RMG II”) is NASDAQ listed SPAC Chairman which completed its $345mn IPO on December 14, 2020 • Founder and CEO of Riverside Management Group • RMG II management team has significant public company • Former CEO of Horsehead Industries . board experience (NYSE, NASDAQ, and TSX) • Co-Founder of Mohegan Energy • Founding Investor & Board Member of • The team consummated a business combination with Romeo Allied Resource Corp. Power (NYSE: RMO) in December 2020 through RMG Acquisition Corp (RMG I), a NYSE listed SPAC which completed its IPO in February 2019 Bob Mancini • Supported by Riverside Management Group, a leading CEO and Director merchant bank with ~25 years of experience in M&A advisory • Former Partner, Founder & Co-Head of Power Investment Business at Carlyle (NASDAQ:CG) and principal investing • Former Managing Director of Goldman Sachs (NYSE:GS) • Co-Founder & Head of Power Investment Business, Founder & Head of Commodities RMG II’s Due Diligence Conducted on ReNew Principal Investment Business at Goldman Sachs (NYSE:GS) • Chairman of the Board of Romeo Power, Inc. • General corporate, employment matters and benefits, (NYSE: RMO) • Former Chairman & CEO of Cogentrix Energy legal, litigation and potential claims, intellectual property, environmental health and safety, contract review, real Phil Kassin estate and joint venture capital structure due diligence President, COO and Director performed by • Former Senior Managing Director of Evercore (NYSE:EVR) • Former Head of M&A & Financing at Access • Technical due diligence performed by Industries • Former Board Member and Chairman of the Finance • Accounting and Tax due diligence performed by & Investment Committee at LyondellBasell (NYSE:LYB) • Senior investment banking roles at Morgan Stanley, • Business and financial due diligence completed by Goldman Sachs, Merrill Lynch and AIG • Board Member of Romeo Power, Inc. (NYSE: RMO) 43

~70% of Post-Transaction Shareholding Held by Existing Shareholders Pre-Transaction Shareholding Post-Transaction Economic Shareholding (2) % % at Closing Employees and Founder Entities ex-employees (1) 6.1% Management ESOPs 0.0% 0.8% (1) GEF SACEF Management ESOPs 2.9% 1.0% PIPE Investors GS 19.8% JERA 32.3% 8.0% Current SPAC Public Share- GS holders ADIA 46.5% 8.0% 17.6% RMG 2.0% Founder Entities 3.6% CPPIB GEF SACEF 12.5% 2.0% CPPIB ADIA 17.8% 12.3% JERA 6.6% ~28% free float upon listing Notes: 1. Management and employee ESOPs includes ESOPs exercisable within 60 days of closing 2. Secondary share split among shareholders is: Sumant ($62mn), GS ($242mn), CPP ($92mn), ADIA ($90mn), and GEF ($14mn). Assumes GS, ADIA and CPP Investments CCPS is exchanged into ReNew Global shares. Does not account for warrants dilution 44~70% of Post-Transaction Shareholding Held by Existing Shareholders Pre-Transaction Shareholding Post-Transaction Economic Shareholding (2) % % at Closing Employees and Founder Entities ex-employees (1) 6.1% Management ESOPs 0.0% 0.8% (1) GEF SACEF Management ESOPs 2.9% 1.0% PIPE Investors GS 19.8% JERA 32.3% 8.0% Current SPAC Public Share- GS holders ADIA 46.5% 8.0% 17.6% RMG 2.0% Founder Entities 3.6% CPPIB GEF SACEF 12.5% 2.0% CPPIB ADIA 17.8% 12.3% JERA 6.6% ~28% free float upon listing Notes: 1. Management and employee ESOPs includes ESOPs exercisable within 60 days of closing 2. Secondary share split among shareholders is: Sumant ($62mn), GS ($242mn), CPP ($92mn), ADIA ($90mn), and GEF ($14mn). Assumes GS, ADIA and CPP Investments CCPS is exchanged into ReNew Global shares. Does not account for warrants dilution 44

Structural Overview Existing Shareholders Offshore Existing Structure India Founder and ReNew Power Private Limited (“RPPL”) GS and CPP CCPS SPAC Sponsor & Existing New Investors Shareholders PIPE Investors Proposed NewCo Structure Offshore India Founder and RPPL GS and CPP CCPS 45Structural Overview Existing Shareholders Offshore Existing Structure India Founder and ReNew Power Private Limited (“RPPL”) GS and CPP CCPS SPAC Sponsor & Existing New Investors Shareholders PIPE Investors Proposed NewCo Structure Offshore India Founder and RPPL GS and CPP CCPS 45

ReNew’s Financial Profile is Superior Compared to Public Comparables ReNew Indian Peer European Peers North American Peers (1)(2) Revenue Growth (2020-2023 CAGR) 72.1% 28.1% 25.6% 24.9% 16.1% 13.8% 10.7% 11.5% 6.3% 7.3% (1)(2) EBITDA Growth (2020-2023 CAGR) 39.4% 26.2% 22.6% 21.6% 11.8% 12.0% 11.7% 9.0% 5.4% 5.3% 2021E EBITDA Margin 100.6% 88.4% 84.8% 82.7% 83.6% 77.1% 70.6% 69.2% 54.5% 40.8% Peer Median Source: ReNew Company data, public company filings and FactSet as of May 14, 2021 Notes: 1. ReNew and Azure metrics based on fiscal year end March 31; metrics for other peers represent fiscal year end December 31 2. Renew & Azure metrics shown as FY2020-2023 (April 2019 – March 2023) 46ReNew’s Financial Profile is Superior Compared to Public Comparables ReNew Indian Peer European Peers North American Peers (1)(2) Revenue Growth (2020-2023 CAGR) 72.1% 28.1% 25.6% 24.9% 16.1% 13.8% 10.7% 11.5% 6.3% 7.3% (1)(2) EBITDA Growth (2020-2023 CAGR) 39.4% 26.2% 22.6% 21.6% 11.8% 12.0% 11.7% 9.0% 5.4% 5.3% 2021E EBITDA Margin 100.6% 88.4% 84.8% 82.7% 83.6% 77.1% 70.6% 69.2% 54.5% 40.8% Peer Median Source: ReNew Company data, public company filings and FactSet as of May 14, 2021 Notes: 1. ReNew and Azure metrics based on fiscal year end March 31; metrics for other peers represent fiscal year end December 31 2. Renew & Azure metrics shown as FY2020-2023 (April 2019 – March 2023) 46

Peer Valuation Benchmarking – Highly Attractive Valuation Compared to Peers Equity Value for Comparable Indian Platforms • Robust demand in public markets for renewable energy companies, particularly those Capacity Equity Value Company with exposure to large addressable markets and enormous growth opportunities (MW) (US$ mm) • While multiples have traded down recently, longer term multiples will support (3) 7,019 22,367 significant upside potential in value • Potential to trade at a premium to peer multiples given leadership position in the (4) 6,048 5,750 region supplemented by scarcity value of high-quality listed players from India 9,863 4,370 (1) Current NTM EV/EBITDA Multiples 19.7x 17.4x 16.5x 16.1x 14.9x 13.8x 13.1x 11.1x 10.8x 9.7x At $10 p.s (2) 1 Year Average NTM EV/EBITDA Multiples 20.1x 20.2x 17.5x 15.5x 14.9x 14.4x 13.7x 13.2x 11.7x 9.7x At $10 p.s Peer Median Source: Renew Company data, public company filings and FactSet as of May 14, 2021 Notes: 1. Based on EBITDA for NTM period starting May 14, 2021 3. Adani Green’s market capitalization as of May 14, 2021 2. Represents average daily NTM EV/EBITDA over one year period 4. Equity value for Greenko in the recently announced minority investment transaction with ending May 14, 2021 Orix Corp (source: Greenko Press Release) 47Peer Valuation Benchmarking – Highly Attractive Valuation Compared to Peers Equity Value for Comparable Indian Platforms • Robust demand in public markets for renewable energy companies, particularly those Capacity Equity Value Company with exposure to large addressable markets and enormous growth opportunities (MW) (US$ mm) • While multiples have traded down recently, longer term multiples will support (3) 7,019 22,367 significant upside potential in value • Potential to trade at a premium to peer multiples given leadership position in the (4) 6,048 5,750 region supplemented by scarcity value of high-quality listed players from India 9,863 4,370 (1) Current NTM EV/EBITDA Multiples 19.7x 17.4x 16.5x 16.1x 14.9x 13.8x 13.1x 11.1x 10.8x 9.7x At $10 p.s (2) 1 Year Average NTM EV/EBITDA Multiples 20.1x 20.2x 17.5x 15.5x 14.9x 14.4x 13.7x 13.2x 11.7x 9.7x At $10 p.s Peer Median Source: Renew Company data, public company filings and FactSet as of May 14, 2021 Notes: 1. Based on EBITDA for NTM period starting May 14, 2021 3. Adani Green’s market capitalization as of May 14, 2021 2. Represents average daily NTM EV/EBITDA over one year period 4. Equity value for Greenko in the recently announced minority investment transaction with ending May 14, 2021 Orix Corp (source: Greenko Press Release) 47

Thank you For Further Inquiries Please Contact Investor Contact IR@renewpower.in Anunay.Shahi@renewpower.in 48Thank you For Further Inquiries Please Contact Investor Contact IR@renewpower.in Anunay.Shahi@renewpower.in 48